Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of the 28th day of October, 2004 (this “Amendment”), is made among HILB ROGAL & HOBBS COMPANY (formerly known as Hilb, Rogal and Hamilton Company), a Virginia corporation (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION (the “Administrative Agent”) on behalf of the Required Lenders (as defined in the Credit Agreement described below).

RECITALS

A. The Borrower, the Administrative Agent and the banks and financial institutions listed on the signature pages thereof or that became parties thereto after the date thereof (collectively the “Lenders”) are parties to a Second Amended and Restated Credit Agreement, dated as of July 1, 2002, as amended by a First Amendment to Credit Agreement, dated as of July 16, 2003, and a Second Amendment to Credit Agreement, dated as of March 31, 2004 (as further amended, the “Credit Agreement”), providing for the availability of a credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement. The Administrative Agent and the Lenders have agreed to effect such amendments on the terms and subject to the conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

1.1 Business and Financial Information. Section 5.2(c) is hereby amended by adding the following proviso to the end thereof: “provided that the Borrower is not required to delivery any such ‘management letter’ from an accountant that prohibits the sharing of such letter with third parties.”

1.2 Permitted Acquisitions. Section 5.8(a) of the Credit Agreement is hereby amended by:

(a) deleting the reference to “$125,000,000” in clause (iii) and replacing it with “$150,000,000”;

(b) amending and restating clause (iv) in its entirety as follows:

“(iv) the Acquisition Amount (without regard to the issuance of any Capital Stock of the Borrower) with respect thereto together with the aggregate (without duplication) of (A) the Acquisition Amounts (without regard to the issuance of any Capital Stock of the Borrower) for all other Acquisitions consummated during the same fiscal quarter or the period of three consecutive fiscal quarters immediately prior thereto (but specifically excluding, if applicable, any Acquisitions consummated on or prior to the Closing Date), and (B) the amount of cash paid by the Borrower and its Subsidiaries in connection with earnout and contingent obligations during the same fiscal quarter or the period of three consecutive fiscal quarters immediately prior thereto for all Acquisitions, shall not exceed $125,000,000;”

ARTICLE II

EFFECTIVENESS

This Amendment shall become effective on the date when the last of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and the Subsidiary Guarantors; and

(b) The Administrative Agent shall have received the approval of this Amendment from the Required Lenders.

ARTICLE III

ACKNOWLEDGEMENT

The Subsidiary Guarantors hereby acknowledge that the Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as provided herein. Each Subsidiary Guarantor hereby approves and consents to the transactions contemplated by this Amendment and agrees that its obligations under the Subsidiary Guaranty and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of this Amendment. This acknowledgement by the Subsidiary Guarantors is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and the Subsidiary Guarantors acknowledge that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgements contained herein.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

4.1 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the date hereof, with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct in all material respects as of such date).

4.2 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

5.1 Effect of Amendment. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

5.2 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law provisions thereof, but including Section 5-1401 of the General Obligations Law of the State of New York).

5.3 Expenses. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Credit Documents delivered in connection herewith.

5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

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5.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

HILB ROGAL & HOBBS COMPANY

By:	/s/ Carolyn Jones
Title:	SVP, CFO & Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Required Lenders

By:	/s/ William R. Goley
Title:	Director

For purposes of Article III only:*

HILB ROGAL & HOBBS INVESTMENT COMPANY (formerly known as HILB, ROGAL AND HAMILTON INVESTMENT COMPANY)

HILB ROGAL & HOBBS REALTY COMPANY (formerly known as HILB, ROGAL AND HAMILTON REALTY COMPANY)

HILB ROGAL & HOBBS SERVICES COMPANY (formerly known as HILB, ROGAL AND HAMILTON SERVICES COMPANY)

HILB ROGAL & HOBBS COMPANY OF ALABAMA, INC. (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF ALABAMA, INC.)

BEIERSDOERFER, MEADOWS & GOULD, INC.

HILB ROGAL & HOBBS COMPANY OF ARIZONA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF ARIZONA)

HRH INSURANCE SERVICES OF THE COACHELLAVALLEY, INC.

HILB ROGAL & HOBBS INSURANCE SERVICES OF CENTRAL CALIFORNIA, INC. (formerly known as HILB, ROGAL AND HAMILTON INSURANCE SERVICES OF CENTRAL CALIFORNIA, INC.)

MORGAN & FRANZ INSURANCE AGENCY OF ORANGE COUNTY

HRH OF NORTHERN CALIFORNIA INSURANCE SERVICES, INC.

PROFESSIONAL PRACTICE INSURANCE BROKERS, INC.

HILB ROGAL & HOBBS INSURANCE SERVICES OF SAN DIEGO, INC. (formerly known as HILB, ROGAL AND HAMILTON INSURANCE SERVICES OF SAN DIEGO, INC.)

ARIS/B&W INSURANCE SERVICES, INC.

SUMMIT RISK MANAGEMENT & INSURANCE SERVICES, INC.

HILB ROGAL & HOBBS COMPANY OF DENVER (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF DENVER)

HILB ROGAL & HOBBS COMPANY OF CONNECTICUT, LLC (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF CONNECTICUT, LLC)

THE MANAGING AGENCY GROUP, INC.

PREMIUM FUNDING ASSOCIATES, INC.

THOMAS M. MURPHY & ASSOCIATES, INC.

HILB ROGAL & HOBBS COMPANY OF GAINESVILLE, FLORIDA, INC. (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF GAINESVILLE, FLORIDA, INC.)

HUNT INSURANCE GROUP, INC.

INSURANCE CONSULTANTS & ANALYSTS, INC.

HILB ROGAL & HOBBS COMPANY OF ORLANDO (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF ORLANDO)

HILB ROGAL & HOBBS COMPANY OF SARASOTA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF SARASOTA)

HILB ROGAL & HOBBS COMPANY OF SOUTH FLORIDA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF SOUTH FLORIDA)

*	The Borrower is in the process of causing several of its Subsidiary Guarantors to change their names so that the phrase “Hilb, Rogal and Hamilton” is replaced with “Hilb Rogal & Hobbs” in each such Subsidiary Guarantor’s name. The Borrower and the applicable Subsidiary Guarantors have filed with the appropriate Governmental Authorities the documents necessary to effect such name changes; however, not all of the name changes may be effective as of the date hereof.

HILB ROGAL & HOBBS COMPANY OF TAMPA BAY, INC. (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF TAMPA BAY, INC.)

HILB ROGAL & HOBBS COMPANY OF ATLANTA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF ATLANTA)

HILB ROGAL & HOBBS COMPANY OF GAINESVILLE, GEORGIA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF GAINESVILLE, GEORGIA)

HILB ROGAL & HOBBS COMPANY OF SAVANNAH, INC. (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF SAVANNAH, INC.)

HILB ROGAL & HOBBS COMPANY OF ILLINOIS (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF ILLINOIS)

DULANEY, JOHNSTON & PRIEST, INC.

THE DUNLAP CORPORATION

THE DUNLAP AGENCY

THE DUNLAP CORPORATION OF NEW HAMPSHIRE

HILB ROGAL & HOBBS COMPANY OF BALTIMORE (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF BALTIMORE)

HILB ROGAL & HOBBS COMPANY OF METROPOLITAN WASHINGTON (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF METROPOLITAN WASHINGTON)

HILB ROGAL & HOBBS INSURANCE AGENCY OF MASSACHUSETTS, LLC (formerly known as HILB, ROGAL AND HAMILTON INSURANCE AGENCY OF MASSACHUSETTS, LLC)

HILB ROGAL & HOBBS COMPANY OF GRAND RAPIDS (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF GRAND RAPIDS)

HILB ROGAL & HOBBS COMPANY OF PORT HURON (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF PORT HURON)

HRH INSURANCE SERVICES OF NEVADA, INC.

ASHURST PROCESSING AGENCY, INC.

GIACONIA LIFE ASSOCIATES, LLC

HILB ROGAL & HOBBS COMPANY OF NORTHERN NEW JERSEY, LLC (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF NORTHERN NEW JERSEY, LLC)

HRH CONSULTING GROUP, LLC

HILB ROGAL & HOBBS COMPANY OF NEW YORK, LLC (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF NEW YORK, LLC)

KAMMSAC INTERNATIONAL, LLC

KALVIN-MILLER HOLDINGS, LLC

PROPERTY OWNERS & MANAGERS PURCHASING GROUP, INC.

HILB ROGAL & HOBBS COMPANY OF UPSTATE NEW YORK, LLC (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF UPSTATE NEW YORK, LLC)

PROFESSIONAL PRACTICES INSURANCE BROKERS, INC. (SOUTHEAST)

BOAHC, INC. D/B/A BERWANGER OVERMYER ASSOCIATES

BOAEB AGENCY, INC.

BOAFS AGENCY, INC.

MIDWEST PENSION SERVICES, INC.

BOAPC AGENCY, INC.

HILB ROGAL & HOBBS COMPANY OF OKLAHOMA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF OKLAHOMA)

HILB ROGAL & HOBBS COMPANY OF OREGON (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF OREGON)

HILB ROGAL & HOBBS COMPANY OF PHILADELPHIA, LLC (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF PHILADELPHIA, LLC)

HILB ROGAL & HOBBS COMPANY OF PITTSBURGH, LLC (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF PITTSBURGH, LLC)

HRH MERGER COMPANY

HILB ROGAL & HOBBS COMPANY OF SAN ANTONIO (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF SAN ANTONIO)

HILB ROGAL & HOBBS COMPANY OF TEXAS (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF TEXAS)

HILB ROGAL & HOBBS COMPANY OF VIRGINIA (formerly known as HILB, ROGAL AND HAMILTON COMPANY OF VIRGINIA)

TIMOTHY S. MILLS INSURANCE SERVICES, INC.

INTEGRATED RISK SOLUTIONS INSURANCE SERVICES, LLC

TLC HOBBS, LLC

WESTPORT FINANCIAL SERVICES, LLC

WESTPORT INSURANCE AGENCY, LLC

WESTPORT WORLDWIDE, LLC

WESTPORT INSURANCE BROKERAGE, LLC

STAFFING RISK SOLUTIONS, LLC

BAY TECHNOLOGY GROUP, LLC

HOBBS GROUP, INC. (OH)

HOBBS GROUP, INC. (MD)

HOBBS GROUP, INC. (MA)

HOBBS GROUP INVESTMENT ADVISORS, LLC

HOBBS GROUP LIMITED LIABILITY COMPANY

HOBBS GROUP, LLC

HOBBS IRA CORP.

INTEGRATED RISK SOLUTIONS INSURANCE SERVICES, LLC

HOBBS GROUP INSURANCE BROKERS, LLC

HOBBS/OFJ ACQUISITION CORP.

O’NEILL, FINNEGAN & JORDAN INSURANCE AGENCY, INC.

HOBBS GROUP (NY), LLC

KIRKLIN & COMPANY, LLC

HOBBS GROUP, INC. (TX)

HRH OF COLORADO MERGER COMPANY

FREBERG & COMPANY OF WYOMING, INC.

DOMINION SPECIALTY GROUP, INC.

BLISS AND GLENNON, INC.

MACLEAN, ODDY & ASSOCIATES, INC.

HILB ROGAL & HOBBS OF APPLETON, INC.

HILB ROGAL & HOBBS OF CHICAGO, INC.

HILB ROGAL & HOBBS OF TENNESSEE, INC.

HILB ROGAL & HOBBS OF VERO BEACH, INC.

HILB ROGAL & HOBBS OF LANSING, INC.

FRANK F. HAACK & ASSOCIATES, INC.

By:	/s/ Carolyn Jones
Title:	SVP, CFO & Treasurer